BancorpSouth, Inc. Financial Information As of December 31, 2012 Exhibit 99.2

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,”
“believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the
Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange
Commission.  Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Appointed James D. Rollins III as the Company’s new Chief Executive
Officer
Net income of $17.0 million, or $0.18 per diluted share
Mortgage production of $549 million, which contributed to $17.2 million of mortgage lending revenue
OREO sales of $27.9 million contributed to a 19.5% decline in OREO and a 10.3% reduction in total NPAs
Continued improvement in many other credit quality indicators including total NPLs, classified loans, net charge-offs, and near term delinquencies
Capital ratios continue to improve

At and for the three months ended December 31, 2012
Q4 Highlights

4 Capital Highlights 15.08% 13.82% 10.25% 13.03% 11.77% 8.85% 8.00% 10.00% 12.00% 14.00% 16.00% 12/31/11 3/31/12 6/30/12 9/30/12 12/31/2012 Total capital Tier I capital Tier I leverage capital

Provision for credit losses of $6.0 million was flat compared to the previous quarter
NPLs decreased $13.8 million, or 5.6%, and NPAs declined $38.7 million, or 10.3%
OREO decreased $25.0 million, or 19.5%
56% of non-accrual loans were paying as agreed
Near-term delinquencies declined $15.5 million, or 35.5%
Substandard classified loans declined $44.3 million, or 8.4%
Credit Quality Highlights

At and for the three months ended December 31, 2012
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Recent Operating Results
12/31/12 9/30/12 12/31/11
Net interest revenue $100.9 $103.4 $107.5 (6.2) %
Provision for credit losses 6.0 6.0 19.3 (68.8)
Noninterest revenue 70.9 70.4 65.3 8.5
Noninterest expense 143.2 133.8 135.9 5.4
Income before income taxes 22.5 34.0 17.7 27.2
Income tax provision 5.6 10.2 4.4 26.0
Net income $17.0 $23.8 $13.3 27.6
Net income per share:  diluted $0.18 $0.25 $0.16 12.5
      Three Months Ended
Q4'12 vs. Q4'11
% Change
Dollars in millions, except per share data

Noninterest Revenue

Q4 '12 vs.
12/31/12 9/30/12 12/31/11 Q4 '11
Mortgage origination and servicing 17,005 $ 16,755 $ 9,919 $   71.4
%
MSR valuation adjustment 183 (3,206) (991) NM
Credit card, debit card and merchant fees 8,125 8,270 7,783 4.4
Service charges 13,875 14,189 17,412 (20.3)
Trust income 3,391 3,101 3,348 1.3
Security gains, net 152 39 18            NM
Insurance commissions 20,502 23,519 19,416 5.6
Other 7,668 7,753 8,430 (9.0)
        Total noninterest revenue 70,901 $ 70,420 $ 65,335 $ 8.5
%
Three Months Ended
Dollars in thousands
NM – Not meaningful

Loan Portfolio

As of
12/31/12 12/31/11
$ Change
Commercial and industrial 1,477 $  1,474 $  3 $         0.2%
Real estate:
Consumer mortgages 1,874 1,945 (71) (3.7)
Home equity 486 514 (28) (5.5)
Agricultural 256 239 17 7.0
Commercial and industrial-owner occupied 1,333 1,302 32 2.4
Construction, acquisition and development 736 908 (173) (19.0)
Commercial 1,749 1,754 (5) (0.3)
Credit Cards 105 106 (1) (1.3)
Other 622 627 (6) (0.9)
Total 8,637 $  8,870 $  (233) $   (2.6) %
% Change
Dollars in millions
Net loans and leases

Non-Performing Loans

As of
12/31/12 12/31/11 $ Change
Commercial and industrial 10.2 $    13.6 $    (3.3) $    (24.4) %
Real estate:
Consumer mortgages 40.7 52.6 (11.9) (22.7)
Home equity 3.5 2.0 1.5 71.8
Agricultural 8.0 4.3 3.8 88.0
Commercial and industrial-owner occupied 28.3 42.0 (13.7) (32.7)
Construction, acquisition and development 72.0 135.2 (63.2) (46.7)
Commercial 62.2 61.8 0.4 0.6
Credit Cards 2.5 3.4 (0.9) (25.2)
Other 6.1 7.4 (1.3) (17.4)
Total 233.6 $  322.3 $  (88.7) $  (27.5) %
% Change
Dollars in millions
Net loans and leases

NPA Improvement

$409
$394
$425
$380
$363
$322
$285
$267
$247
$234
$83
$133
$136
$151
$163
$174
$168
$144
$128
$103
$492
$528
$561
$531
$525
$496
$453
$411
$376
$337
$200
$300
$400
$500
$600
9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12
NPLs OREO
Dollars in millions
NPLs include nonaccrual loans, loans 90+ days past due and restructured loans
NPAs include NPLs and other real estate owned

Non-Accrual Loans
51% 54% 55% 57% 56%
56% of non-accrual loans were paying as agreed as of December 31, 2012

“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly
Dollars in millions
$0
$100
$200
$300
$400
12/31/11 3/31/12 6/30/12 9/30/12 12/31/12
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns

Payments Received on Non-Accrual Loans

$15.1
$20.6
$27.1
$26.7
$31.6
$0
$5
$10
$15
$20
$25
$30
$35
12/31/11 3/31/12 6/30/12 9/30/12 12/31/12
Payments of $106 million received on non-accrual loans during 2012
Dollars in millions
Data for quarters ended as of dates shown

Dollars in millions
Net Charge-offs Are Stabilizing
% Avg. Loans

$51
$51
$52
$33
$23
$24
$23
$12
$13
$11
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12
Net charge-offs Net charge-offs / average loans
Net charge-offs for the quarters ended as of the dates shown